SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

35)  SUBSEQUENT EVENTS

a)	Purchase and Sale Agreement of Shares and Other Covenants between Oi Móvel S.A. and the Company, Tim S.A. and Claro S.A.

On January 29, 2021, the Company, under the terms of CVM Instruction No. 358/2002 (“ICVM 358”), as amended, in accordance to the Material Facts, mentioned in note 34,  it informed its shareholders and the market in general that, on January 28, 2021, that the Purchase and Sale Agreement of Shares and Other Covenants (“Agreement”) was executed by and between Oi Móvel SA - In Judicial Recovery, as Seller; the Company, Tim S.A. and Claro S.A., as Buyers and Oi S.A. - In Judicial Recovery and Telemar Norte Leste S.A. - In Judicial Recovery, as intervening parties and guarantors of the Seller's obligations. The Agreement was executed as a result of the competitive procedure for the sale of the assets of the mobile operation - Grupo Oi's Personal Mobile Service (“UPI Mobile Assets”), in a judicial auction held on 12.14.2020 in which the Company and the other buyers were declared winners.

The completion of the acquisition by the Buyers of the UPI Mobile Assets shall take place according to the segregation plan of such assets, so that each of the Buyers will acquire shares of an SPE containing their assets from the UPI Mobile Assets. The completion of the acquisition is also subject to certain precedent conditions usually applicable to this type of transaction and set forth in the Agreement, such as the prior consent of ANATEL and approval by CADE, as well as, if applicable, the submission to the general shareholders' meeting of Company, under the terms of article 256 of the Corporations Law, in which case additional information will be disclosed in due course.

This transaction, as of its completion, will bring benefits to the Company's shareholders through the generation of revenues and efficiencies due to operational synergies, as well as to its customers, as a result of the Company's commitment to excellence in the quality of the services provided and, finally, to the sector as a whole due to the reinforcement in the capacity to make investments and create technological innovations in a sustainable way, contributing to the digitalization of the country. The acquisition by the Company of a portion of the UPI Mobile Assets represents another important step in the Company's purpose of digitalize to bring closer.

b)	Interest on equity declared by the Company

At a meeting held on February 12, 2021, calling upon the General Shareholders’ Meeting to be held in 2022, the Board of Directors approved the credit of interest on equity for the fiscal year 2021, under the terms of article 26 of the Company’s Articles of Incorporation, article 9 of Law No. 9249/95 and CVM Ruling No. 683/12, in the gross amount of R$150,000, equivalent to 0.08889560697 per common share, corresponding to a net amount of Withholding Income Tax (IRRF) of R$127,500, equivalent to 0.07556126592 per common share, calculated based on the balance sheet of the January 31, 2021.

The amount of interest on own capital per common share informed above may undergo future adjustments, up to February 26, 2021, as a result of possible acquisitions of shares under the Company's Share Buyback Program.

Payment thereof will be made until July 31, 2022, on a date to be set by the Board of Directors and timely communicated to the market, being paid individually to shareholders, according to the ownership structure contained in the Company's records, through the end of day February 26, 2021.